Exhibit 10.3

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amended and Restated Master Services Agreement

This Amended and Restated Master Services Agreement (together with its Schedules, this “Agreement”) is made effective from July 15 2014 (the “Effective Date”) and amends and restates in its entirety that certain Master Services Agreement effective July 15th, 2014 between Annapurna Therapeutics, SAS (formerly AAVLife), a French simplified joint stock company (societe par actions simplifiee) (“Annapurna”), and Cornell University, for and on behalf of its Joan and Sanford I. Weill Medical College, a New York education corporation (“Cornell”).  Each of Annapurna and Cornell may be referred to herein as a “Party” or, collectively, as the “Parties.”

The Parties hereby agree that the following provisions shall govern with respect to each set of Services (as defined below):

ARTICLE I

Performance of Services

Section 1.01 Services. Cornell shall render services to  Annapurna (collectively, the “Services”), as set forth in Schedule A through D hereto and any additional Schedule(s) executed pursuant to this Agreement (collectively, the “Schedules”). In the event of any conflict between the provisions of a Schedule and the provisions of this Agreement, the provisions of this Agreement shall govern, except to the extent expressly set forth in such Schedule.

All Services will be performed in accordance with the terms of this Agreement. Any change or modification to this Agreement must be made in accordance with Section 9.07 below.

Cornell shall provide the Services (a) at such times and at such places as Annapurna may reasonably request; and (b) within the time period specified in the relevant and mutually agreed to Schedule.

Cornell will designate one of its employees as “Project Leader,” who will be available for frequent communications with Annapurna regarding the Services.

Section 1.02 Subcontracting. With Annapurna’s prior written consent, Cornell may subcontract the performance of certain of its obligations under this Agreement to qualified affiliates or Third Parties (as defined below), provided that:

(a) Except as otherwise permitted under this Agreement, Cornell will not transfer Annapurna Materials or use any of its affiliates’ or any Third Party’s facilities or intellectual property in performing the Services, without Annapurna’s prior written consent,

(b) Cornell notifies Annapurna of the proposed subcontractor and identifies the specific Services to be performed by the subcontractor,

(c) the subcontractor performs those Services in a manner consistent with the terms and conditions of this Agreement, and

(d) Cornell remains liable for the performance of the subcontractor.

ARTICLE II

Representations

Cornell represents and warrants to Annapurna that (a) Cornell is under no contractual or other obligation or restriction that is inconsistent with Cornell’s execution or performance of this Agreement. Cornell will not enter into any agreement, either written or oral, that could conflict with Cornell’s responsibilities or obligations under this Agreement; (b) Cornell’s employees, subcontractors and/or consultants providing the Services (“Cornell Personnel”) have the proper skill, training and experience to provide the Services; (c) Cornell will be solely responsible for paying Cornell Personnel and providing any employee benefits that they are owed; (d) each of the Cornell Personnel performing Services is subject to confidentiality obligations no less stringent than described in this Agreement; (e) Cornell Personnel are obligated to assign to Cornell all right, title and interest in and to the Deliverables and Cornell Materials and the intellectual property rights therein; (f) Cornell will comply with all laws, regulations and orders applicable to the provision of the Services; in addition, Cornell will comply with the terms of this Agreement;; (g) Cornell’s provision of, and Annapurna’s use of, the Services and the Deliverables (as defined below) in accordance with this Agreement will not, to the best of Cornell’s knowledge, violate any patent, trade secret or other proprietary or intellectual property right of any Third Party; and (h) neither Cornell nor any of the Cornell Personnel performing Services under this Agreement have been debarred, and to the best of Cornell’s knowledge, are not under consideration to be debarred, by the United States Food and Drug Administration (“FDA”) or any other governmental authority from working in or providing services to any pharmaceutical or biotechnology company under the Generic Drug Enforcement Act of 1992.

ARTICLE III

Inspections; Records

Section 3.01 Inspections by Annapurna. Annapurna, or a Third Party designated by Annapurna, during Cornell’s regular hours of business, may request reasonable access to Cornell’s facility to perform quality assurance inspections at mutually convenient times, subject to Cornell’s consent, which shall not be unreasonable withheld. Cornell shall reasonably cooperate with such inspectors and shall provide copies of all documents reasonably required by them to properly perform such inspections.

Section 3.02 Inspections by Regulatory Authorities. Cornell shall promptly notify Annapurna of any inspection of its facility conducted by any regulatory authority, including the FDA, that is directly related to the Services. Cornell shall promptly provide copies of all reports, citation, violations, warnings and notices of deficiency received by Cornell in connection with each such inspection.

Section 3.03 Records.

(a) Cornell will maintain all materials, data and documentation obtained or generated by Cornell in the course of providing the Services, including all electronic or computerized records and files (collectively, the “Records”), in a secure area protected from destruction.

(b) Cornell shall retain all Records for a period of five (5) years from the termination or expiration of this Agreement, or as otherwise required by applicable law or regulation. Upon written request of Annapurna, all Records will, at Annapurna’s option, either be delivered to Annapurna or to Annapurna’s designee, at Annapurna’s expense.

(c) In no event will Cornell dispose of any such Records without first giving Annapurna sixty (60) days’ prior written notice of its intent to do so. Cornell may, however, retain copies of any Records as are reasonably necessary for regulatory or insurance purposes, subject to Cornell’s obligation of confidentiality.

ARTICLE IV

Compensation

As full consideration for the Services, Annapurna will pay Cornell as set forth in the applicable Schedule.

ARTICLE V

Proprietary Rights

Section 5.01 Materials. All documentation, information and data, as well as all biological, chemical or other materials, controlled by Annapurna and furnished to Cornell in connection with this Agreement and/or the Services (including all samples and all Annapurna’s Confidential Information), and all reports, communications, or analyses provide by Annapurna in connection with the Services (collectively, “Annapurna Materials”), are and shall remain the exclusive property of Annapurna. Cornell shall keep all Annapurna Materials in its custody and control, and Cornell shall deliver to Annapurna any Annapurna Materials upon termination of this Agreement or otherwise upon Annapurna’s request.  All documentation, information, data and other materials created, controlled or provided by Cornell in connection with this Agreement  and/or the Services (including all samples and all Cornell’s Confidential Information), and all reports, communications, or analyses provided by Cornell in connection with the Services (collectively, “Cornell Materials”;), are and shall remain the exclusive property of Cornell, subject to the rights expressly granted to Annapurna hereunder.. Each of the Annapurna Materials and Cornell Materials are “Materials”.

Section 5.02 Disclosure. Any Deliverables or Cornell Materials produced in connection with this Agreement shall be promptly and fully disclosed to Annapurna in accordance with the terms of this Agreement.

Section 5.03 Deliverables. With respect to (a) all Cornell Materials and (b) all information, data, documentation, reports, results and other products of the Services (collectively, the “Deliverables”):

(a) With respect to Deliverables arising from Services delivered to Annapurna for research, development or manufacture of Licensed Products as defined in the relevant license agreement effective December 15, 2015 between Cornell and Annapurna for each of the following Cornell inventions:

[***]

[***]

[***]

(each a “License Agreement” and together, the “License Agreements”) the terms of the relevant License Agreement will govern Annapurna’s rights to use such Deliverables.

(b) With respect to Deliverables arising from Services not directed to research, developing or manufacturing Licensed Products, subject to the terms and conditions set forth herein Cornell hereby grants to Annapurna a non-exclusive, worldwide, perpetual, royalty-free, non-transferable (except in accordance with Section 9.05), sub-licensable license to use, copy, disclose, modify and distribute in any manner, all or any part of such Deliverables.  Annapurna will promptly inform Cornell of such sublicense(s), and provide a copy of each such sublicense and each amendment made to any sublicense(s) to Cornell. All such sublicenses issued by Annapurna will protect Cornell’s rights in Deliverables, and ensure that sub-licensees are subject to obligations to Cornell similar to obligations described in this Agreement.  Any such sublicense granted herein is not further sub-licensable.

Section 5.04 Grant-back License to Cornell for Manufacturing Process Improvements to the Deliverables.  Annapurna hereby grants to Cornell, a fully-paid and royalty free, non-exclusive, non-transferable and non-sublicensable, worldwide license to use any inventions or discoveries made by Annapurna which are manufacturing process improvements pertaining specifically to the process for manufacture of AAV vectors which are improvements to or are based upon or incorporate any of the Deliverables provided hereunder (the “Annapurna Manufacturing Process Improvements”), solely for Cornell to provide vector manufacturing process services to any for-profit, non-profit or commercial third party, but not to transfer or sublicense any such Annapurna Manufacturing Process Improvements to any third party Any sublicense granted herein is not further sub-licensable.

ARTICLE VI

Confidential Information

Section 6.01 “Confidential Information” means all information disclosed by one Party to the other Party, that is treated as confidential and proprietary by the disclosing Party, including the disclosing Party’s Materials, whether or not labeled “Confidential”, and any information developed by either Party as a result of work in connection with this Agreement, including the Records, the Deliverables and the Materials; provided that “Confidential Information” does not include information that prior or subsequent to the time of such disclosure:

(a) is known to the receiving Party other than in connection with this Agreement and is and was not subject to another confidentiality obligation to the disclosing Party;

(b) is publicly known, or becomes publicly known, under circumstances involving no breach of this Agreement;

(c) is lawfully and in good faith disclosed to the receiving Party other than in connection with this Agreement by a Third Party (as defined in Section 9.12 of this Agreement), who is not subject to a confidentiality obligation to the disclosing Party;

(d) is independently developed by the receiving Party other than in connection with this Agreement and without reference to the other Party’s Confidential Information, as evidenced by its contemporaneous written records; or

(e) is released from confidential status pursuant to a written agreement between the Parties.

For the purposes of clarity Parties agree that results of Services and supporting data published by Cornell and Cornell Project Leader are not Confidential Information.

Section 6.02 Obligations. Both Parties acknowledge that the disclosing Party is and will remain the sole owner of all of such disclosing Party’s Confidential Information. During the term of this Agreement and for a period of five (5) years thereafter, the receiving Party will take all commercially reasonable precautions to protect the confidentiality of the disclosing Party’s Confidential Information, and will not disclose or use any such Confidential Information except, with disclosing Party’s consent.

Section 6.03 Permitted Disclosure. The Parties may disclose Confidential Information to their Personnel who need to know such Confidential Information in order to provide the Services and who are obligated, in writing, to protect the confidentiality of such Confidential Information under terms no less stringent than those set forth in this Article VI. If required by law, the receiving Party may disclose Confidential Information to a governmental authority, provided that, to the extent possible, reasonable advance notice is given to the disclosing Party and the receiving Party reasonably cooperates with the disclosing Party to obtain confidentiality protection of such information.  In addition, Annapurna may disclose Cornell’s Confidential Information in exercising its rights under Section 5.03 or 5.04 or to an actual or bona fide potential acquirer, collaborator, contractor, investor or financing source for purposes of an acquisition, investment, financing transaction or the research, development, manufacturing and/or commercialization of products for rare diseases and conditions, including, without limitation, Friedreich ataxia.

Section 6.04 PHI. Both Parties shall hold all individually identifiable Protected Health Information (as is defined under the Health Insurance Portability and Accountability Act of 1996) or comparable information under the law of any other jurisdiction (collectively, “PHI”) that is obtained pursuant to this Agreement strictly confidential in accordance with applicable law and provide all reasonable protections to prevent the unauthorized disclosure of such PHI.

ARTICLE VII

Indemnification and Insurance

Section 7.01 Indemnification of Annapurna. Cornell agrees to defend, indemnify and hold harmless Annapurna and its employees, directors, independent contractors and agents from and against any and all liabilities, obligations, losses, damages, penalties, claims, costs, expenses and disbursements of any kind or nature whatsoever (including attorney fees) (collectively “Liabilities”) in connection with any action, proceeding or claim commenced or threatened by any Third Party (each, a “Claim”), to the extent arising out of Cornell’s performance of the Services or material breach by Cornell of this Agreement, in each case except to the extent such Claim arises from negligence or intentional misconduct of Annapurna or breach of this Agreement by Annapurna.

As a condition of this indemnification obligation, Annapurna must promptly notify Cornell of such Claim, must tender to Cornell (and/or its insurer) full authority to defend or settle such Claim and must reasonably cooperate with the defense of such Claim. Cornell shall not settle such Claim without Annapurna’s prior written consent, such consent not to be unreasonably withheld.

Section 7.02 Indemnification of Cornell. Annapurna agrees to defend, indemnify and hold harmless Cornell and the Cornell Personnel from and against any and all Liabilities in connection with any Claim to the extent relating to or arising out of (a) Annapurna’s negligence or willful misconduct in connection with this Agreement, (b) Annapurna’s breach of this Agreement, or (c) Annapurna’s use or sale of the Annapurna Materials or the Deliverables, in each case except to the extent such Claim arises out of or results from a material breach by Cornell of this Agreement or from the gross negligence or willful misconduct of Cornell or any of the Cornell Personnel, or to the extent provided in Section 7.01.

As a condition of such indemnification obligation, Cornell must promptly notify Annapurna of such Claim, must tender to Annapurna (and/or its insurer) full authority to defend or settle such Claim and must reasonably cooperate with the defense of such Claim. Annapurna shall not settle any such Claim without Cornell’s prior written consent, such consent not to be unreasonably withheld.

ARTICLE VIII

Expiration and Termination

Section 8.01 Term. This Agreement will be in effect starting on the Effective Date and continuing until the second (2nd) anniversary of the Effective Date, as may be extended by mutual agreement; provided that this Agreement shall remain in effect, unless earlier terminated in accordance with Section 8.02, until the termination, or completion of performance of the Services under any Schedule in effect as of the date of expiration of this Agreement.

Section 8.02 Termination. Either Party may terminate this Agreement or any Schedule:

(i) upon thirty (30) days’ prior written notice to the other Party, if such other Party breaches this Agreement and fails to cure the breach during such notice period.

Section 8.03 Effects of Termination. Upon termination or expiration of this Agreement, (a) Cornell will terminate all Services in progress in an orderly manner as soon as practical and in accordance with a schedule agreed to by the Parties, (b) Cornell will deliver to Annapurna any Materials and Deliverables, (c) Annapurna will pay Cornell any monies due and owing Cornell, up to the time of termination or expiration, for Services actually and properly performed (not to exceed the amount set forth in the relevant Schedule) and all authorized expenses actually incurred, (d) receiving Parties will immediately return to the disclosing Parties all of such disclosing Party’s Confidential Information and copies thereof provided to the receiving Party under this Agreement (except for (i) one (1) copy which the receiving Party may retain solely to monitor its surviving obligations of confidentiality under this Agreement and (ii) to exercise its rights that survive expiration or termination of this Agreement), and (e) the provisions of Articles III, V, VI, VII and IX, and this Section 8.03 will survive the expiration or any termination of this Agreement.

ARTICLE IX

Miscellaneous

Section 9.01 Independent Contractor. All Services will be rendered by Cornell as an independent contractor and this Agreement does not create an employer-employee relationship between the Parties. Cornell and Cornell Personnel will have no rights to receive any employee benefits, including health and accident insurance, sick leave or vacation, which are accorded to Annapurna employees. Cornell will not in any way represent itself to be an employee, partner, joint venturer or agent of Annapurna.

Section 9.02 Taxes. Cornell will pay all required taxes on Cornell’s income from Annapurna under this Agreement. Cornell will provide Annapurna with Cornell’s taxpayer identification number.

Section 9.03 Publicity. Except as otherwise stated in this Agreement, neither Party may use the name of the other Party in any advertising or other form of publicity, without the written permission of such other Party; it being noted that the publication of scholarly articles, disclosures required by law, shall not be considered publicity.

Section 9.04 Notices. All notices delivered pursuant to this Agreement must be written and sent to the following addresses (or such other address as is provided in accordance with this Section 9.4) and otherwise in accordance of this section 9.04:

If to Annapurna:

Annapurna Therapeutics

183 Avenue de Choisy

Paris, France 75013

Attn: Amber Salzman

If to Cornell:

Weill Cornell Medicine

1300 York Avenue, Box 89

New York, New York 10065

Attn: Office of Sponsored Research Administration

With a copy to:

Weill Cornell Medicine

1300 York Avenue,

New York, NY 10065

Attn: Dr. Ronald Crystal

All notices will be effective upon receipt and must be delivered: (a) by personal delivery, with receipt acknowledged; (b) by facsimile, by electronic mail in portable document format (.pdf) form, or by any other electronic means intended to preserve the originals graphic and pictorial appearance of a document; (c) by prepaid certified or registered mail, return receipt requested; or (d) by prepaid recognized next business day delivery service.

Section 9.05 Assignment.

(a) This Agreement is a personal services agreement, and the rights and obligations hereunder may not be assigned or transferred by either Party without the other Party’s prior written consent, except as, otherwise, set forth in this Section 9.05.

(b) Annapurna may assign this Agreement without the consent of Cornell, in whole or in part, to an affiliate, or in connection with a merger, consolidation, acquisition or sale or transfer of all or substantially all assets to which this Agreement relates.

(c) Any assignment not in accordance with this Section 9.05 shall be void.

Section 9.06 Entire Agreement. This Agreement constitutes the entire agreement of the Parties with regard to its subject matter, and supersedes all previous written or oral representations, agreements and understandings between Annapurna and Cornell with respect to its subject matter.

Section 9.07 Amendment. The provisions of this Agreement may be changed only by a written agreement signed by authorized representatives of both Parties.

Section 9.08 Severability. Each provision in this Agreement is independent and severable from the others, and no provision will be rendered unenforceable as a result of any other provision(s) being held to be invalid or unenforceable in whole or in part. If any provision of this Agreement is determined to be invalid or unenforceable, that provision shall be appropriately limited and revised to the extent permitted by applicable law.

Section 9.09 Governing Law. This Agreement will be construed and interpreted and its performance governed by the laws of the State of New York, without giving effect to the doctrine of conflict of laws.

Section 9.10 Waiver. No waiver of any term, provision or condition of this Agreement (whether by conduct or otherwise) in any one or more instances will be deemed to be or construed as a further or continuing waiver of any such term, provision or condition of this Agreement.

Section 9.11 Counterparts and Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf) form, or by any other electronic means intended to preserve the originals graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signatures, and shall be deemed original signatures by both Parties.

Section 9.12 Construction. In construing this Agreement, unless expressly specified otherwise, (a) except where the context otherwise requires, use of any gender includes any other gender, and use of the singular includes the plural and vice versa; (b) any list or examples following the word “including” shall be interpreted without limitation to the generality of the preceding words; (c) all references to “dollars” or “$” herein shall mean U.S. Dollars; (d) “Third Party” means any person or entity other than a Party or an affiliate of a Party; (e) headings are only for convenience and the headings do not constitute or form a part of this Agreement, and should not be used in the construction of this Agreement; and (f) each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof, and that in interpreting and applying the terms and provisions of this Agreement, no presumption shall apply against the Party that originally drafted such terms and provisions.

[Signature Page Follows]

The Parties to this Agreement hereby indicate their acceptance of the terms of this Agreement by the signatures set forth below. Each individual signing on behalf of a corporate entity hereby personally represents and warrants his or her legal authority to legally bind that entity.

Annapurna

By:
Name:
Title:

Cornell University, for and on behalf of its Joan and Sanford I. Weill Medical College

By:
	Name:	Amy A. Lane, MBA
	Title:	Assistant Director, Office of Sponsored Research Administration

SIGNATURE PAGE TO MASTER SERVICES AGREEMENT

A [Do not delete - this paragraph generates the automatic page number]

Schedule A

Services and Compensation

This Schedule (“Schedule”) is made effective as of July 15, 2014 (the “Schedule Effective Date”) between AAVLife, a French simplified joint stock company (societe par actions simplifee) (“AAVLife”) and Cornell University, for and on behalf of its Joan and Sanford I. Weill Medical College, a New York education corporation (“Cornell”), and upon execution will be incorporated into the Master Services Agreement between AAVLife and Cornell dated July 15, 2014 (the “Agreement”).

In the event of any conflict between the provisions of this Schedule and the provisions of the Agreement, the provisions of the Agreement shall govern, except to the extent expressly set forth in this Schedule. Capitalized terms defined in the Agreement and not otherwise defined in this Schedule shall have the meanings ascribed to such capitalized terms in the Agreement.

1. Services; Materials.

Cornell will render to AAVLife the Services set forth below. Any Deliverables will be provided to AAVLife in a mutually agreeable format.

[***]

2. Cornell Project Leader.

The project leader for the Services set forth above shall be:

Name:	Dr. Dolan Sondhi
Title:	Associate Research Professor
Phone:	(212)746-5609
Email:	dos2011@med.cornell.edu

3. Compensation.

As full compensation for Services performed pursuant to this Schedule, AAVLife will pay Cornell in accordance with the budget attached hereto as Annex A and incorporated herein by reference.

If paying for travel/expenses: AAVLife will reimburse Cornell for all reasonable travel and other expenses incurred by Cornell in rendering the Services, provided that such expenses are agreed upon in writing in advance, and are confirmed by appropriate written expense statements and other supporting documentation. The total amount paid to Cornell by AAVLife for both compensation and expenses shall not exceed [***] without AAVLife’s prior written consent.

[Schedule ___]

On the last day of each calendar month, Cornell shall invoice AAVLife for Services rendered and expenses incurred during the preceding month. All invoices will be sent to:

AAVLife

183 Avenue de Choisy

Paris, France 75013

Attn: Amber Salzman

and shall reference Schedule A.

AAVLife will remit payment within thirty (30) days of AAVLife’s receipt of invoice to the following address:

Payable To:	Weill Medical College of Cornell University
Tax ID #:	13-1623978
Address:	1305 York Avenue, 13th Floor, New York, NY 10021
Attention:	Dr. Dolan Sondhi
Phone:	(212) 746-5609

4. Completion.

The Parties agree that the estimated time for completion of the Services is [***] from the Schedule Effective Date.

5. Counterparts and Signatures.

This Schedule may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. Signatures to this Schedule transmitted by facsimile transmission, by electronic mail in portable document format (.pdf) form, or by any other electronic means intended to preserve the originals graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signatures, and shall be deemed original signatures by both Parties.

*        *        *

[Schedule ___]

The Parties to this Schedule hereby indicate their acceptance of the terms of this Schedule by the signatures set forth below. Each individual signing on behalf of a corporate entity hereby personally represents and warrants his or her legal authority to legally bind that entity.

AAVLife

By:
Name:
Title:

Cornell University, for and on behalf of its Joan and Sаnford I. Weill Medical College

By:
	Name:	Michelle A. Lewis, M.S.
	Title:	Director, Office of Sponsored Research Administration

Read and Acknowledged:

By:
	Name:	Dr. Dolan Sondhi

[Schedule ___]

Annex A

Budget

The following amounts are based on completion of Services covered by this Schedule within [***] of the Schedule Effective Date; to be invoiced based on the actual amount of time the relevant individual spends in providing the Services.

[***]

B [Do not delete - this paragraph generates the automatic page number]

Schedule B

Services and Compensation

This Schedule (“Schedule B”) is made effective as of Nov 6, 2014 (the “Schedule B Effective Date”) between AAVLife, a French simplified joint stock company (societe par actions simplifiее) (“AAVLife”) and Cornell University, for and on behalf of its Joan and Sanford I. Weill Medical College, a New York education corporation (“Cornell”), and upon execution will be incorporated into the Master Services Agreement between AAVLife and Cornell dated July 15. 2014 (the “Agreement”).

In the event of any conflict between the provisions of this Schedule and the provisions of the Agreement, the provisions of the Agreement shall govern, except to the extent expressly set forth in this Schedule. Capitalized terms defined in the Agreement and not otherwise defined in this Schedule shall have the meanings ascribed to such capitalized terms in the Agreement.

1. Services; Materials.

Cornell will render to AAVLife the Services set forth below. Any Deliverables will be provided to AAVLife in a mutually agreeable format.

[***]

2. Cornell Project Leader.

The project leader for the Services set forth above shall be:

Name:	Dr. Dolan Sondhi
Title:	Associate Research Professor
Phone:	(212)746-5609
Email:	dos2011@med.еdu

3. Compensation.

AAVLife will pay to Cornell die lump sum of [***] plus [***]  in indirects to cover services performed by Benjamin Van de Graaf, and AAVLife will pay to Cornell the lump sum of [***] plus [***] in indirects for [***] services provided.  Cornell shall invoice AAVLife for Services rendered and expenses.

This would be at a cost of [***] in direct costs with indirect costs being[***] so therefore total cost would be [***]

If paying for travel/expenses: AAVLife will reimburse Cornell for all reasonable travel and other expenses incurred by Cornell in rendering the Services, provided that such expenses are agreed upon in writing in advance, and are confirmed by appropriate written expense statements and other supporting documentation.

[Schedule ___]

All invoices will be sent to:

AAVLife

183 Avenue de Choisy

Paris, France 75013

Attn: Amber Salzman

and shall reference Schedule B.

AAVLife will remit payment within thirty (30) days of AAVLife’s receipt of invoice to the following address:

Payable To:	Weill Medical College of Cornell University
Tax ID #:	13-1623978
Address:	1300 York Avenue, Box 164. New York, NY 10065
Attention:	Eduardo Betancourt. Department Administrator
Phone:	646-962-5561

4. Completion.

The Parties agree that the estimated time for completion of the Services is [***] from the Schedule Effective Date.

5. Counterparts and Signatures.

This Schedule may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. Signatures to this Schedule transmitted by facsimile transmission, by electronic mail in portable document format (.pdf) form, or by any other electronic means intended to preserve the originals graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signatures, and shall be deemed original signatures by both Parties.

*      *      *      *      *

[Schedule ___]

The Parties to this Schedule hereby indicate their acceptance of the terms of this Schedule by the signatures set forth below. Each individual signing on behalf of a corporate entity hereby personally represents and warrants his or her legal authority to legally bind that entity.

AAVLife

By:
Name:
Title:

Cornell University, for and on behalf of its Joan and Sаnford I. Weill Medical College

By:
	Name:	Michelle A. Lewis, M.S.
	Title:	Director, Office of Sponsored Research Administration

Read and Acknowledged:

By:
	Name:	Dr. Dolan Sondhi

[Schedule ___]

C [Do not delete - this paragraph generates the automatic page number]

Schedule C

Services and Compensation

This Schedule (“Schedule C”) is made effective as of June 8, 2015 (the “Schedule C Effective Date”) between AAVLife, a French simplified joint stock company (societe par actions simplifiee) (“AAVLife”) and Cornell University, for and on behalf of its Joan and Sanford I. Weill Medical College, a New York education corporation (“Cornell”), and upon execution will be incorporated into the Master Services Agreement between AAVLife and Cornell dated July 15, 2014 (the “Agreement”).

In the event of any conflict between the provisions of this Schedule and the provisions of the Agreement, the provisions of the Agreement shall govern, except to the extent expressly set forth in this Schedule. Capitalized terms defined in the Agreement and not otherwise defined in this Schedule shall have the meanings ascribed to such capitalized terms in the Agreement.

1. Services; Materials.

Cornell will render to AAVLife the Services set forth below. Any Deliverables will be provided to AAVLife in a mutually agreeable format.

[***]

Direct costs: [***] and indirect costs [***]: [***] come to a total of [***]

2. Cornell Project Leader.

The project leader for the Services set forth above shall be:

Name:	Dr. Dolan Sondhi
Title:	Associate Research Professor
Phone:	(212)746-5609
Email:	dos2011@med.cornell.edu

3. Compensation.

AAVLife will pay to Cornell the amount of [***] for these Services. On the last day of each calendar month, Cornell shall invoice AAVLife for Services rendered and expenses incurred during the preceding month.

If paying for travel/expenses: AAVLife will reimburse Cornell for all reasonable travel and other expenses incurred by Cornell in rendering the Services, provided that such expenses are agreed upon in writing in advance, and are confirmed by appropriate written expense statements and other supporting documentation.

[Schedule ___]

All invoices will be sent to:

AAVLife

183 Avenue de Choisy

Paris, France 75013

Attn: Amber Salzman

and shall reference Schedule A.

AAVLife will remit payment within thirty (30) days of AAVLife’s receipt of invoice to the following address:

Payable To:	Weill Medical College of Cornell University
Tax ID #:	13-1623978
Address:	1305 York Avenue, 13th Floor, New York, NY 10021
Attention:	Dr. Dolan Sondhi
Phone:	(212) 746-5609

4. Completion.

The Parties agree that the estimated time for completion of the Services is [***] from the Schedule Effective Date.

5. Counterparts and Signatures.

This Schedule may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. Signatures to this Schedule transmitted by facsimile transmission, by electronic mail in portable document format (.pdf) form, or by any other electronic means intended to preserve the originals graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signatures, and shall be deemed original signatures by both Parties.

*      *      *

[Schedule ___]

The Parties to this Schedule hereby indicate their acceptance of the terms of this Schedule by the signatures set forth below. Each individual signing on behalf of a corporate entity hereby personally represents and warrants his or her legal authority to legally bind that entity.

AAVLife

By:
	Name:	Amber Salzman, PhD
	Title:	CEO

Cornell University, for and on behalf of its Joan and Sаnford I. Weill Medical College

By:
	Name:	Amy A. Lane, MBA
	Title:	Assistant Director, Office of Sponsored Research Administration

Read and Acknowledged:

By:
	Name:	Dr. Dolan Sondhi

[Schedule ___]

D [Do not delete - this paragraph generates the automatic page number]

Schedule D

WorkPlan for the Services, Deliverables, Budget and Compensation

This Schedule (“Schedule D”) is made effective as of December 1, 2015 (the “Schedule D Effective Date”) between Annapurna Therapeutics, SAS, a French simplified joint stock company (societe par actions simplifiee) (“Annapurna”) and Cornell University, for and on behalf of its Joan and Sanford I. Weill Medical College, a New York education corporation (“Cornell”), and upon execution will be incorporated into the Amended and Restated Master Services Agreement between Annapurna and Cornell effective from July 15, 2014 (the “Agreement”). The WorkPlan under this Schedule D shall cover a term of [***] (the “Term”). In the event of any conflict between the provisions of this Schedule and the provisions of the Agreement, the provisions of this Schedule shall govern. Capitalized terms defined in the Agreement and not otherwise defined in this Schedule shall have the meanings ascribed to such capitalized terms in the Agreement.

1. Services under the WorkPlan; Deliverables; and Budget.

This Schedule D shall be understood to describe the scope to apply for [***] of the WorkPlan hereunder, with the general parameters for each [***] (other than [***]) to be agreed upon no later than 60 days prior to [***] of this Schedule D. Annapurna shall not under this Agreement be obligated to pay any rates or costs for any Services to be conducted or Deliverables to be provided by Cornell at rates or costs that are not materially consistent with those charged by comparable university research institutions similarly situated. The WorkPlan and Budget shall set forth a detailed and full description of all of the work and services to be included within the Services to be provided hereunder. The Parties shall meet at least once per calendar quarter (or more frequently if requested in writing by Annapurna from time to time), to review and update each WorkPlan and the Budget to reflect the desired scope of work and services requested by Annapurna to be provided by Cornell (each, a “Quarterly WorkPlan Review”). For clarity, Annapurna shall not have any obligation to pay for any Services or Deliverables unless such Services or Deliverables were agreed in advance by the Parties in writing as documented as a result of the most recent Quarterly Workplan Review, as reflected in the latest updated WorkPlan and Budget. The failure by the parties to agree on a WorkPlan for any calendar quarter shall not ever give rise to any right of termination by Annapurna. If no agreement can be reached on the WorkPlan as the result of any Quarterly WorkPlan Review, then Annapurna will work in good faith with Cornell to define Services that are in the best interest of Annapurna’s business and within Cornell’s ability to deliver. Services will relate to gene therapy with adeno-associated virus vectors.

Cornell will render to Annapurna the Services set forth pursuant to the WorkPlan for [***] as described below and in accordance with the Budget as described in “Annex A” which is attached hereto and is hereby incorporated by reference and only shall be amended by the parties in good faith discussions from time to time. The WorkPlan for [***] shall be as follows, and any Deliverables will be provided to Annapurna in a mutually agreeable format.

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Schedule D-1

2. Cornell Project Leader/Changes to Project Leader or Types of Services.

The Project Leader for the Services and Deliverables under this WorkPlan as set forth above shall be Dr. Ronald G. Crystal. In the event that Dr. Crystal is no longer able to serve as the Cornell Project Leader for the Services under the WorkPlan, Annapurna shall have the right to terminate the Agreement upon thirty (30) days written notice to Cornell. Further, Annapurna shall have the right to terminate the Agreement upon thirty (30) days written notice to Cornell if Cornell is otherwise unable to continue to provide the types of services as outlined in the WorkPlan for [***] in a similar or comparable fashion for [***], or if Cornell or the Cornell Project Leader has failed to cure a material breach in accordance with Section 8.02 of the Agreement.

3. Compensation.

(i)

For [***] and any subsequent [***], unless Annapurna raises financing after the Effective Date as set forth in subparts (ii) or (iii) below, Annapurna will pay to Cornell, in accordance with the details of the Budget as set forth in “Annex A”, the total aggregate amount of [***] as fully-inclusive for [***], such total (i) to be fully-inclusive of all direct and indirect costs of all types (such indirect costs at a rate not to exceed [***]), (ii) to be paid upon the delivery of the Deliverables in quarterly installments, (iii) to include all costs for [***], and (iv) to be fully inclusive for all of the Services as set forth herein for [***] and for the delivery of the resulting Deliverables and for the rights granted to Annapurna under the Agreement for the use of all the Deliverables.

(ii)

In the event that Annapurna and its affiliates raise, in total, an additional [***] in financing after the Effective Date of this Schedule D, through investors or Annapurna or one of its affiliates engages in a business transaction such as a merger with or acquisition by a third party wherein the surviving entity in the merger or the parent company or affiliate in the acquisition has at least [***], Annapurna will pay to Cornell, in accordance with the details of the Budget as set forth in “Annex A”, the total aggregate amount of [***] as fully-inclusive for [***] and each of the following [***], such total (i) to be fully-inclusive of all direct and indirect costs of all types (such indirect costs at a rate not to exceed [***]) , (ii) to be paid upon the delivery of the Deliverables in quarterly installments, (iii) to include all costs for [***], and (iv) to be fully inclusive for all of the Services as set forth herein for [***] and as agreed to for each of the following [***] and for the delivery of the resulting Deliverables and for the rights granted to Annapurna under the Agreement for the use of all the Deliverables.

(iii)

In the event that Annapurna and its affiliates raise, in total, an additional [***] in financing after the Effective Date of this Schedule D, through investors or Annapurna or one of its affiliates engages in or a business transaction such as a merger with or acquisition by a third party wherein the surviving entity in the merger or the parent company or affiliate in the acquisition has at least [***], Annapurna will pay to Cornell, in accordance with the details of the Budget as set forth in “Annex A”, the total aggregate amount of [***] as fully-inclusive for [***] and each of the following [***], such total (i) to be fully-inclusive of all direct and indirect costs of all types (such indirect costs at a rate not to exceed [***]) , (ii) to be paid upon the delivery of the Deliverables in quarterly installments, (iii) to include all costs for [***], and (iv) to be fully inclusive for all of the Services as set forth herein for [***] and as agreed to for each of the following [***] and for the delivery of the resulting Deliverables and for the rights granted to Annapurna under the Agreement for the use of all the Deliverables.

For clarity, the amounts to be paid by Annapurna under the Budget as shown in subparts (i), (ii) and (iii) above are not to be taken as cumulative, and instead, only the highest amount that is applicable will apply. In each [***] of the Term prior to the consummation of the financings referred to above, Annapurna will be required to pay not less than the minimum amount required above. Upon consummation of the financing, Annapurna will be required to pay not less than [***] per [***] plus any shortfall from prior [***] so that at the end of the Term Annapurna shall have paid [***].

For example, for [***], if the total of [***] in additional revenue has been raised after the Effective Date during [***] as described in subpart (iii) above, [***] total shall be spent on the following:

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Invoices should be generated quarterly in the amounts specified under the Budget, based on the updated WorkPlan resulting from the most recent Quarterly WorkPlan Review, provided that the WorkPlan is being conducted diligently and in good faith to provide the Deliverables as set forth therein.

On the last day of each calendar quarter, Cornell shall invoice Annapurna for Services rendered and expenses incurred during the preceding quarter, as described in the Agreement and of this Schedule D.

Notwithstanding any provision or interpretation of the Agreement or of this Schedule D to the contrary, in the event that either (i) Cornell is not charging in any material respect competitive market-based prices for each element of the Deliverables or Services under the WorkPlan (as updated by the Quarterly WorkPlan Review), or (ii) Cornell has failed to provide any of the Deliverables or Services in accordance with the requisite timing stated for any Deliverables or Services under the WorkPlan (as updated by the Quarterly WorkPlan Review), or (iii) is not providing Deliverables or Services of the requisite quality, quantity or technical specifications as is set forth in the WorkPlan for the Deliverables or Services (as updated by the Quarterly WorkPlan Review), then, in either case of (i), (ii) or (iii), Annapurna shall have no obligation to make any payments on account of any such specific Deliverables or Services that materially fail to meet any of such parameters Under all circumstances Annapurna shall be obligated to discuss in good faith with Cornell details of such problems to facilitate resolution.

If paying for travel/expenses: Annapurna will reimburse Cornell for all reasonable travel and other expenses incurred by Cornell in rendering the Services, provided that such expenses are agreed upon in writing in advance (with such consent not to be unreasonably withheld) , and are confirmed by appropriate written expense statements and other supporting documentation.

All invoices will be sent to:

Annapurna Therapeutics, SAS

183 Avenue de Choisy

Paris, France 75013

Attn: Amber Salzman

and shall reference Schedule D.

Annapurna will remit payment within thirty (30) days of Annapurna’s receipt of invoice to the following address:

Payable To:	Weill Medical College of Cornell University
Tax ID #:	_13-1623978_
Address:	1305 York Avenue, 13th Floor, New York, NY 10021
Attention:	Dr. Ronald G. Crystal
Phone:	(646) 962-4363

4. Completion.

The Parties agree that the estimated time for completion of [***] under the WorkPlan for the performance of the Services is [***] from the Schedule Effective Date, which, subject to the terms and conditions of this Schedule D and of the Agreement, shall run for a term [***] for a total of [***] as described under the terms and conditions herein.

5. Counterparts and Signatures.

This Schedule may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. Signatures to this Schedule transmitted by facsimile transmission, by electronic mail in portable document format (.pdf) form, or by any other electronic means intended to preserve the originals graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signatures, and shall be deemed original signatures by both Parties.

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The Parties to this Schedule hereby indicate their acceptance of the terms of this Schedule by the signatures set forth below. Each individual signing on behalf of a corporate entity hereby personally represents and warrants his or her legal authority to legally bind that entity.

Annapurna Therapeutics, SAS

By:
	Name:	Amber Salzman, PhD
	Title:	CEO

Cornell University, for and on behalf of its Joan and Sаnford I. Weill Medical College

By:
	Name:	Amy A. Lane, MBA
	Title:	Assistant Director, Office of Sponsored Research Administration

Read and Acknowledged:

By:
	Name:	Dr. Ronald G. Crystal

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[***] THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.